UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 29, 2009

L-3 Communications Holdings, Inc.
L-3 Communications Corporation

(Exact Name of Registrants as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-14141	13-3937434
333-46983	13-3937436

(Commission File Numbers)	(IRS Employer Identification Nos.)

600 Third Avenue, New York, New York	10016

(Address of Principal Executive Offices)	(Zip Code)
(212) 697-1111

(Registrants’ Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01. OTHER EVENTS.
L-3 Communications Holdings, Inc. issued a press release today announcing that L-3 Communications Corporation, its wholly owned subsidiary, intends to issue senior notes. A copy of this press release is attached hereto as Exhibit 99.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (D) EXHIBITS.

Exhibit
Number	Title
99	Press release, dated September 29, 2009, issued by L-3 Communications Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Ralph G. D’Ambrosio
	Name:	Ralph G. D’Ambrosio
	Title:	Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: September 29, 2009